Exhibit 10.33

FOURTH AMENDMENT TO YARN PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO YARN PURCHASE AGREEMENT (this “Fourth Amendment”) is made and entered into as of the 30th day of May, 2014 by and between Hanesbrands Inc., a Maryland corporation, with a principal place of business located at 1000 East Hanes Mill Road, Winston Salem, NC 27105 (“Buyer” or “HBI”), and Unifi Manufacturing, Inc., a North Carolina corporation, with a principal place of business located at 7201 West Friendly Avenue, Greensboro, NC 27410 (“Supplier” or “UMI”).

RECITALS

A.     Buyer and Supplier previously entered into a Yarn Purchase Agreement dated November 6, 2009 (as amended, the “Agreement”).

B.     Buyer and Supplier entered into a First Amendment to the Agreement dated July 17, 2012, a Second Amendment to the Agreement dated November 21, 2013, and a Third Amendment to the Agreement dated March 28, 2014.

B.     Buyer and Supplier desire to amend the terms of the Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.       Amendments.

1.1     The Agreement is hereby amended by deleting Section 8.1 thereof in its entirety and replacing it with the following Section 8.1:

“8.1     Term.      The term of this Agreement shall commence on the Effective Date hereof and shall expire on June 30, 2014 (the “Initial Term”), unless terminated as provided herein.”

2.     Certain Terms. All capitalized terms not defined herein shall have the same meaning as set forth in the Agreement. Any conflict between terms of this Third Amendment and the Agreement will be resolved in favor of this Third Amendment.

3.     No Other Amendments. Except as amended hereby, all the terms and provisions of the Agreement shall remain in full force and effect. Any references in the Agreement to the Agreement shall hereinafter be deemed to refer to the Agreement as amended by this Third Amendment.

4.     Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall constitute an original, and all such counterparts shall together constitute one instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Third Amendment, in the manner appropriate to each, as of the day and year first above written.

HANESBRANDS INC. /S/ MIKE FAIRCLOTH Name: Mike Faircloth Title: President, Supply Chain	UNIFI MANUFACTURING, INC. /S/ R. ROGER BERRIER, JR. Name: R. Roger Berrier, Jr. Title: President and COO

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